UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2019

NCL CORPORATION LTD.

(Exact name of registrant as specified in charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

On October 3, 2019, Norwegian Cruise Line Holdings Ltd. (the “Company”), which is the parent company of NCL Corporation Ltd., announced that Mr. Andrew Stuart will be stepping down as President and Chief Executive Officer, Norwegian Cruise Line brand, effective December 31, 2019, or such earlier date as may be decided by Mr. Stuart and the Company. From the date he steps down through March 31, 2020, Mr. Stuart will remain with the Company in the role of Senior Advisor to the President and Chief Executive Officer of the Company to support the transition of his role and responsibilities to his successor.

The Board of Directors of the Company approved the appointment of Mr. Harry Sommer as President and Chief Executive Officer, Norwegian Cruise Line brand, effective January 1, 2020, or such earlier date as Mr. Stuart steps down. Mr. Sommer, age 51, currently serves as President, International of the Company and was appointed to the position in January 2019. Prior to that, he served as Executive Vice President, International Business Development from May 2015 to January 2019. From February 2015 until May 2015, he served as Executive Vice President and Chief Integration Officer for the Company. Mr. Sommer previously served as Senior Vice President and Chief Marketing Officer for Prestige Cruise Services LLC (“Prestige”) from October 2013 until February 2015, Senior Vice President, Finance, and Chief Information Officer of Prestige from September 2011 until October 2013 and Senior Vice President, Accounting, Chief Accounting Officer and Controller of Prestige from August 2009 until August 2011.

There is no arrangement or understanding between Mr. Sommer and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. Sommer and any director or executive officer of the Company. There are no related party transactions between the Company and Mr. Sommer that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The terms of Mr. Sommer’s current compensation package are not expected to change at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2019	NCL CORPORATION LTD.

	By:	/s/Daniel S. Farkas
Executive Vice President,
General Counsel and Assistant Secretary